Dragon International Resources Group Co., Limited

Loan Agreement

Contract number: 2011-06

Party A: Dragon International Resources Group Co., Limited

Party B: Lin Longwen

1)	Background

In consideration of mutual agreements , Party A borrowed 2,504,726.80 RMB(“Loan”) in total from Party B from January, 2011 to June 31th, 2011 . This loan agreement is long term, no interest and unsecured.

2)	Party A commitment

Party A hereby declares to repay the loan to Party B before December 31st , 2013.

3)	Declaration of both parties

This Letter Agreement shall supersede all prior agreements and all prior agreements shall be cancelled following good faith negotiations between the parties.

This agreement shall be in effect on the date it is signed by Party A and Party B. During the agreement effective period, Party A and Party B cannot change or cancel the agreement. The original agreement has 2 copies, Party A and Party B each hold a copy.

Party A Signature (Seal):	Party B Signature(Seal):

Dragon International Resources Group Co., Limited	Lin Longwen

Date of signature: June 30th , 2011

Dragon International Resources Group Co., Limited

Loan Agreement

     Contract number: 2010-12

Party A: Dragon International Resources Group Co., Limited

Party B: Lin Longwen

1)	Background

In consideration of mutual agreements, Party A borrowed 33,600.00 HKD (“Loan”) in total from Party B from October, 2010 to December 31th, 2010. This loan agreement is long term, no interest and unsecured.

2)	Party A commitment

Party A hereby declares to repay the loan to Party B before December 31st , 2013.

3)	Declaration of both parties

This Letter Agreement shall supersede all prior agreements and all prior agreements shall be cancelled following good faith negotiations between the parties.

This agreement shall be in effect on the date it is signed by Party A and Party B. During the agreement effective period, Party A and Party B cannot change or cancel the agreement. The original agreement has 2 copies, Party A and Party B each hold a copy.

Party A Signature (Seal):	Party B Signature (Seal):

Dragon International Resources Group Co., Limited	Lin Longwen

Date of signature: December 31th, 2010

Yongding Shangzhai Coal Mine Co., Ltd.

Loan Agreement

Contract number: 2011-06

Party A: Yongding Shangzhai Coal Mine Co., Ltd.

Party B: Lin Longwen

1)	Background

In consideration of mutual agreements, Party A borrowed 13,092,152.03 RMB (“Loan”) in total from Party B from January, 2011 to June 30th , 2011. This loan agreement is long term, no interest and unsecured.

2)	Party A commitment

Party A hereby declares to repay the loan to Party B before December 31st , 2013.

3)	Declaration of both parties

This Letter Agreement shall supersede all prior agreements and all prior agreements shall be cancelled following good faith negotiations between the parties.

This agreement shall be in effect on the date it is signed by Party A and Party B. During the agreement effective period, Party A and Party B cannot change or cancel the agreement. The original agreement has 2 copies, Party A and Party B each hold a copy.

Party A Signature (Seal):	Party B Signature (Seal):

Yongding Shangzhai Coal Mine Co., Ltd.	Lin Longwen

Date of signature: June 30th, 2011

Yongding Shangzhai Coal Mine Co., Ltd.

Loan Agreement

Contract number: 2010-12

Party A: Yongding Shangzhai Coal Mine Co., Ltd.

Party B: Lin Longwen

1)	Background

In consideration of mutual agreements, Party A borrowed 25,817,728.20 RMB (“Loan”) in total from Party B from June, 2010 to December 31th, 2010. This loan agreement is long term, no interest and unsecured.

2)	Party B commitment

Party B hereby declares to repay the loan to Party A before December 31st , 2013.

3)	Declaration of both parties

This Letter Agreement shall supersede all prior agreements and all prior agreements shall be cancelled following good faith negotiations between the parties.

This agreement shall be in effect on the date it is signed by Party A and Party B. During the agreement effective period, Party A and Party B cannot change or cancel the agreement. The original agreement has 2 copies, Party A and Party B each hold a copy.

Party A Signature (Seal):	Party B Signature(Seal):

Yongding Shangzhai Coal Mine Co., Ltd.	Lin Longwen

Date of signature: December 31th, 2010